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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2001

                                 eUNIVERSE, INC.
             (Exact name of registrant as specified in its charter)

                  NEVADA                                    0-26355                                06-1556248
     (State or Other Jurisdiction of               (Commission File Number)                     (I.R.S. Employer
     Incorporation or Organization)                                                            Identification No.)

 6300 WILSHIRE BOULEVARD, SUITE #1700, LOS ANGELES, CALIFORNIA                    90048
            (Address of principal executive offices)                            (Zip Code)
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       Registrant's telephone number, including area code: (323) 658-9089

                                 Not Applicable.
         (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets.

         As of October 22, 2001, holders of the requisite number of shares of the Company's capital stock approved (i) that certain Stock Purchase Agreement
(the "Stock Purchase Agreement") dated as of July 13, 2001 by and between the Company and 550 Digital Media Ventures Inc., an affiliate of Sony Broadband
Entertainment Inc. (the "Investor") and (ii) that certain Share Purchase
Agreement (the "Infobeat Purchase Agreement") dated as of July 13, 2001 by and among the Company, Indimi Inc., Indimi, L.L.C., the Investor and Sony Music
Entertainment Inc. (the Stock Purchase Agreement and Infobeat Purchase Agreement are collectively referred to as the "Sony Agreements").

         As of October 23, 2001, the Company received an investment of $5 million in exchange for issuance by the Company of 1,923,077 shares of its Series B Convertible Preferred Stock pursuant to the Stock Purchase Agreement.
Simultaneously with the closing of the Stock Purchase Agreement and pursuant to the Infobeat Purchase Agreement, the Company purchased all of the membership interests in Indimi, L.L.C., which owns and operates Infobeat, a permission-based e-mail publishing business that operates as a news and content email delivery service. Under the Infobeat Purchase Agreement, the Company acquired Infobeat for a total purchase price of $9.94 million, paid by the Company through the issuance of 3,058,462 shares of its common stock.

         Prior to and in connection with the closing of the Stock Purchase
Agreement, on October 19, 2001 the Company filed with the Nevada Secretary of
State a Certificate of Designation of Series B Preferred Stock (filed as Exhibit
10.54 to this Form 8-K).

         Upon the closing of and in connection with the Sony Agreements, the Company redeemed a warrant issued to the Investor in exchange for issuance of 307,692 shares of the Company's common stock valued at $1 million. Also upon the closing of and in connection with the Sony Agreements, the Company entered into a Registration Rights Agreement with the Investor (filed as Exhibit 10.55 to this Form 8-K) and a letter agreement with the Investor (filed as Exhibit 10.56 to this Form 8-K) regarding amendment of that certain Secured Note and Warrant
Purchase Agreement with the Investor dated September 6, 2000.

         A complete description of the transactions underlying the Sony
Agreements was previously reported in the Company's definitive Proxy Statement filed with the Securities and Exchange Commission ("SEC") on September 27, 2001, and the Stock Purchase Agreement and Share Purchase Agreement were previously filed as Exhibits 10.52 and 10.53, respectively, to the Company's Form 10-K filed with the SEC on July 16, 2001.

Item 7.    Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

         This information was previously reported in the Company's definitive
Proxy Statement filed with the SEC on September 27, 2001.

(b)      Pro Forma Financial Information.

         This information was previously reported in the Company's definitive
Proxy Statement filed with the SEC on September 27, 2001.




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(c)       Exhibits.

         The following exhibits are filed as part of this report:

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
Exhibit
-------

Number   Exhibit Title/Description
------   -------------------------------

10.54      Certificate of Designation of Series B Convertible Preferred Stock of eUniverse, Inc., dated October
           19, 2001.

10.55      Registration Rights Agreement by and between eUniverse, Inc. and 550 Digital Media Ventures Inc., dated as of October 23, 2001.

10.56      Letter agreement by and between eUniverse, Inc. and 550 Digital Media Ventures Inc., dated as of
           October 23, 2001, regarding amendment of that certain Secured Note and Warrant Purchase Agreement dated September 6, 2000.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November 7, 2001                 eUniverse, Inc.
                                         (Registrant)


                                         By:  /s/ Joseph L. Varraveto
                                              --------------------------------
                                              Joseph L. Varraveto
                                              Chief Financial Officer



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